Exhibit 10.1

                             NON-EMPLOYEE DIRECTORS

                           RESTRICTED STOCK AGREEMENT

                                      UNDER

          TEXAS INDUSTRIES, INC. 2004 OMNIBUS EQUITY COMPENSATION PLAN

         Pursuant to its 2004 Omnibus Equity Compensation Plan, TEXAS INDUSTRIES, INC., effective this __________________ day of __________________,
20 ____________, hereby grants to _______________________________ ("Grantee")
______ Shares of Common Stock as an award of Restricted Stock (as defined in the Plan) on the terms and conditions hereinafter set forth.

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

(a) "Common Stock" means shares of the Company's Common Stock, $1.00 par value.

(b) "Company" means Texas Industries, Inc., a Delaware corporation, and any successor thereto as defined in the Plan.

(c)      "Grant Date" means the date of this Agreement, as set forth above.

(d) "Grantee" means the person named above to whom Shares of Restricted Stock have been awarded, except where the context plainly otherwise requires.

(i) "Plan" means the Texas Industries, Inc. 2004 Omnibus Equity Compensation Plan, as it may be amended from time to time.

(j)      "Period of Restriction" is defined in Article II, Section (a).

(k)      "Share" means a share of Common Stock.

(l) "Successor" means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire any rights under this Agreement by bequest or inheritance or by reason of the death of the Grantee.

(n) Each other capitalized term that is used but not defined in this Agreement shall have the meaning prescribed in the Plan.

                                   ARTICLE II

                                  RESTRICTIONS
                                  ------------

(a) Except as otherwise provided in the Plan or this Agreement, the Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise disposed of until the end of the applicable Period of Restriction. The period of time between the Grant Date and the date the Shares of Restricted Stock become vested is referred to herein as the "Period of Restriction."

(b) In the event that as a result of (i) any stock dividend, stock split or other change in the Stock, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, and by virtue of any such change the Grantee shall in his or her capacity as owner of unvested Shares of Restricted Stock (the "Prior Stock") be entitled to new or additional or different shares or securities, such new or additional or different shares or securities shall thereupon be subject to all of the conditions and restrictions that were applicable to the Prior Stock during the Period of Restriction of the Prior Stock.

(c) The Company shall not be required (i) to transfer on its books any securities which have been sold or transferred in violation of any of the provisions in this Agreement, or (ii) to treat as owner of such securities or to accord the right to vote as owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

                                   ARTICLE III

                                     VESTING
                                     -------

(a) Unless vested earlier in accordance with Article V, the interest of Grantee in the Shares of Restricted Stock shall vest as to one-third of such Shares on the date of the next annual stockholders' meeting after the Grant Date, and as to an additional one-third on each succeeding annual stockholders' meeting thereafter, so as to be 100% vested on the date of the third annual stockholders' meeting after the Grant Date, conditioned upon Grantee's continued service as a director of the Company as of each vesting date.

(b) If the Grantee's service as a director of the Company is terminated, the balance of the Shares of Restricted Stock which have not vested at the time of such termination shall be forfeited by Grantee, and ownership transferred back to the Company.

                                   ARTICLE IV

                            CERTIFICATES AND LEGENDS
                            ------------------------

(a) The Company will retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as such Shares are vested or restrictions applicable to such Shares have otherwise been satisfied or lapse. Grantee will deliver to the Company such stock powers executed in blank as may be requested by the Company in order to transfer back to the Company any Shares of Restricted stock that may be forfeited pursuant to Article III, paragraph (b).

(b) Each certificate representing Shares of Restricted Stock shall bear the following legend: The sale or transfer of shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Texas Industries, Inc. 2004 Omnibus Equity Compensation Plan, and an associated Restricted Stock Agreement. A copy of the Plan and such Agreement may be obtained from Texas Industries, Inc.

(c) Upon vesting of Shares of Restricted Stock, the Company shall deliver to Grantee, as soon thereafter as practicable, a certificate in the Grantee's name for such Shares without the legend set forth in paragraph (b) of this Article IV, and such Shares shall become freely transferable by Grantee.

                                    ARTICLE V

                                CHANGE OF CONTROL
                                -----------------

(a) If a Change of Control (as defined below) occurs, all Shares of Restricted Stock shall become immediately vested, notwithstanding the specific terms of this Agreement.

(b) "Change of Control" means the occurrence of any of the following after the Grant Date:

         (i) Any person becomes the beneficial owner of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities that have the right to vote for the election of directors generally. "Person" shall have the meaning ascribed to such term in
                  Section 3(a)(9) of the Securities Exchange Act of 1934, as amended, and used in Sections 13(d)(3) and 14(d)(2) thereof, including a "group" as defined in Section 13(d) thereof, other than (1) any employee plan established by the Company, (2) the Company or any of its subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) an entity owned, directly or indirectly, by security holders (including, without limitation, warrant or option holders) of the Company in substantially the same proportions as their ownership of the Company. "Beneficial owner" shall have the meaning ascribed to such term in Rule 13d-3 under such act.

         (ii) Continuing Directors cease for any reason to constitute a majority of the directors of the Company then serving. "Continuing Directors" means directors of the Company who were:

                  (x)      directors on the Grant Date, or

                  (y) elected or nominated for election with the approval of a majority of the directors who, at the time of such election or nomination, were Continuing Directors.

         (iii) A merger, consolidation or other business combination (including an exchange of securities with the security holders of an entity that is a constituent in such transaction) of the Company with any other entity, unless the voting securities of the Company outstanding immediately prior to such merger, consolidation or business combination continue to represent at least a majority of the combined voting power of the securities having the right to vote for the election of directors generally of the Company or the surviving entity or any parent thereof outstanding immediately after such merger, consolidation or business combination (either by remaining outstanding or by being converted into or exchanged for voting securities of the surviving entity or parent thereof).

         (iv) The Company (taken as a whole with its subsidiaries) sells, leases or otherwise disposes of all or substantially all of its assets (in one transaction or a series of related transactions, including by means of a sale, lease or disposition of the assets or equity interests in one or more of its direct or indirect subsidiaries), other than such a sale, lease or other disposition to an entity of which at least a majority of the combined voting power of the outstanding securities are owned directly or indirectly by stockholders of the Company.

         (v) The occurrence of any other event or circumstance that results in the Company filing or being required to file a report or proxy statement with the Securities and Exchange Commission disclosing that a change of control of the Company has occurred.

                                   ARTICLE VI

                            SECURITIES ACT COMPLIANCE
                            -------------------------

         Grantee may not sell or otherwise dispose of vested Shares of Restricted Stock received pursuant to this Agreement unless Grantee first satisfies himself/herself that such Shares have been duly registered under the Securities Act of 1933 or that under such Act no prospectus and no compliance with Regulation A of the Securities and Exchange Commission are required for such sale or disposition and that no state license or permit is necessary for such sale or disposition, or that such a state license or permit, if required, has been duly issued.

                                   ARTICLE VII

                                   OTHER TERMS
                                   -----------

(a) Grantee understands that (i) during the Period of Restriction, Grantee shall have all the rights of a shareholder with respect to the Shares of Restricted Stock except for the right to transfer the Shares of Restricted Stock, as set forth in Article II. Accordingly, Grantee shall have the right to vote the Shares of Restricted Stock and to receive any cash dividends paid to or made with respect to the Shares of Restricted Stock; and (ii) nothing in this Agreement or the Plan shall confer on Grantee any right to continue in the service of the Company as a director, notwithstanding the possibility that unvested Shares of Restricted Stock will thereby be forfeited.

(b) Grantee shall be liable for any and all income taxes arising out of this grant or the vesting of Shares of Restricted Stock hereunder.

(c) If Grantee makes an election pursuant to Section 83(b) of the Code concerning this grant of Restricted Stock, Grantee shall promptly file a copy of such election with the Company.

(d) This Agreement shall be non-transferable and non-assignable except by will and by the law of descent and distribution to the extent that on the date of Grantee's death there were vested Shares of Restricted Stock that had not yet been delivered to Grantee.

(e) The Grantee or Successor of the Grantee agrees that any dispute or disagreement which may arise hereunder shall be determined by the Board of Directors or the Committee in its sole discretion and judgment, and that any such determination and any interpretation by the Board of Directors or the Committee of the terms of this Agreement or the Plan shall be final and binding and conclusive, for all purposes, upon the Company, the Grantee or the Successor of the Grantee. No member of the Board or the Committee shall be liable to any person for any action, failure to act, omission or determination taken or made in good faith with respect to the Plan or this Agreement.

(f) Any notice given by the Company to the Grantee shall be effective to bind any person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise the Grantee of the existence, maturity or termination of any of the Grantee's rights hereunder and the Grantee shall be deemed to have familiarized himself/herself with all matters contained herein and in the Plan which may affect any of the Grantee's rights and privileges hereunder.

(g) This Agreement is subject to the Plan and its terms and provisions (including any subsequent amendments thereto), which Plan and its terms and provisions are by this reference incorporated herein. In the event of a conflict between any term or provision contained herein and a term or a provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

         IN WITNESS WHEREOF, TEXAS INDUSTRIES, INC. has caused this Restricted Stock Agreement to be executed as of the Grant Date, and Grantee has accepted the terms and provisions hereof.

                                                  TEXAS INDUSTRIES, INC.

                                                  By:
                                                       -------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                       -------------------------

ACCEPTED:

-------------------------------------

Name:
      -------------------------------